Exhibit 99.1

Medarex Announces Expected Restatement of Previously Issued Financial Statements; Receives Nasdaq Notice Regarding Delayed Filing of Form 10-Q

Princeton, NJ — August 18, 2006 — Medarex, Inc. (Nasdaq: MEDX) today announced that it expects to restate certain of its previously issued financial statements. As previously disclosed, in May 2006, the Board of Directors of Medarex initiated an investigation of Medarex’s historical stock option grant practices and appointed one of its outside directors to oversee the investigation.  The outside director is being assisted by outside legal counsel that had not previously been involved with Medarex’s stock option plans and forensic accountants. The initial investigation has focused on processes used to establish the option exercise price and obtain required approvals of stock option grants and the related measurement dates used for financial reporting purposes.  The outside director is also reviewing certain other practices relating to Medarex’s equity incentive awards. The outside director has not completed the work or reached final conclusions and is continuing the investigation.  During the course of the investigation, however, the outside director has reached the preliminary conclusion that, pursuant to the requirements of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), the correct measurement dates for certain stock option grants made by the company during the period 1997 to 2001 differ from the measurement dates previously used to account for such option grants. Based on the preliminary conclusion of the outside director, Medarex’s management and the Audit Committee of Medarex’s Board of Directors have determined that non-cash stock-based compensation expense should have been recorded with respect to those stock option grants and recognized over the vesting period of the options, and that the amount of such additional non-cash expense is expected to be material for the fiscal years ended December 31, 2000 and 2001.  In addition, Medarex’s management and the Audit Committee have also determined that non-cash stock-based compensation expense should have been recorded in the fiscal years ended December 31, 2002, 2003, 2004 and 2005, although the amount of such non-cash stock-based compensation expense is not expected to be material to operating results for any of these years.

Accordingly, Medarex’s management and the Audit Committee, in consultation with the outside director overseeing the investigation, have determined, based on their preliminary analysis, that Medarex will restate its annual and interim financial statements for the periods from 2000 through 2005 and for the quarter ended March 31, 2006. Accordingly, on August 16, 2006, the Audit Committee determined that Medarex’s annual and interim financial statements and any related reports of its independent registered public accounting firm for the periods from 2000 through 2005 and for the quarter ended March 31, 2006, as well as all earnings and press releases issued by Medarex relating to its financial statements for these periods, should no longer be relied upon.  The Audit Committee has discussed the matters disclosed in this filing with Ernst & Young LLP, Medarex’s independent registered public accounting firm.

Because the investigation is still ongoing, there can be no assurance that Medarex’s historical financial statements for other prior periods will not be restated, or that additional stock-based non-cash compensation expense will not materially affect future periods.  Medarex also expects that expenses arising from the investigation, the restatement and related activities, which will be recorded in the periods incurred, will be significant.

Medarex has not yet determined the tax consequences that may result from these matters or whether tax consequences will give rise to monetary liabilities which may have to be satisfied in any future period.

Medarex also announced that it will request a hearing before the Nasdaq Listing Qualification Panel in response to the receipt of a Nasdaq Staff Determination letter on August 14, 2006, notifying Medarex that it was not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because Medarex had not timely filed its Quarterly Report on Form 10-Q for the period ended June 30, 2006.  As anticipated, the letter was issued in accordance with Nasdaq procedures when filing of Medarex’s Form 10-Q was delayed. Pending a decision by the Nasdaq Listing Qualification Panel, Medarex’s common stock will remain listed on The Nasdaq Global Market. However, there can be no assurance that the Nasdaq Listing Qualification Panel will grant Medarex’s request for continued listing.

Because the investigation of Medarex’s historical stock option practices is still ongoing, Medarex was not able to file its Quarterly Report on Form 10-Q on the prescribed filing date and will be unable to file its Form 10-Q until the investigation is complete.  Medarex intends to file its Form 10-Q as soon as practicable after completion of the investigation.

About Medarex

Medarex is a biopharmaceutical company focused on the discovery, development and potential commercialization of fully human antibody-based therapeutics to treat life-threatening and debilitating diseases, including cancer, inflammation, autoimmune disorders and infectious diseases. Medarex applies its UltiMAb® technology and product development and clinical manufacturing experience to generate, support and potentially commercialize a broad range of fully human antibody product candidates for itself and its partners. Thirty-three of these therapeutic product candidates derived from Medarex technology are in human clinical testing or have had INDs submitted for such trials, with five of the most advanced product candidates currently in Phase III clinical trials. Medarex is committed to building value by developing a diverse pipeline of antibody products to address the world’s unmet healthcare needs. For more information about Medarex, visit its website at www.medarex.com.

Medarex Statement on Cautionary Factors

Except for the historical information presented herein, matters discussed herein may constitute forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements.  Statements that are not historical facts, including statements preceded by, followed by, or that include the words “potential”; “believe”; “anticipate”; “intend”; “plan”; “expect”; “estimate”; “could”; “may”; or similar statements are forward-looking statements. Medarex disclaims, however, any intent or obligation to update these forward-looking statements.  This press release contains forward-looking statements concerning Medarex’s expected restatement of  its historical financial statements, the filing of its Quarterly Report on Form 10-Q for the period ended March 31, 2006, as well as the outside director’s investigation of Medarex’s historical option practices.  There can be no assurance concerning the outcome of the financial statement restatements, the filing of the first quarter Form 10-Q, or the outside director’s investigation.  Important factors that could cause actual results to differ materially include:  the final conclusions of the outside director’s investigation concerning matters relating to Medarex’s stock option grants, including, but not limited to, the accuracy of the stated dates of option grants and whether all proper corporate procedures were followed; and the impact of any restatement of our financial statements or other actions that may be taken or required as a result of the outside director’s investigation.  This press release also contains forward-looking statements concerning Medarex’s plans to request a hearing before a Nasdaq Listing Qualification Panel regarding the continued listing of

Medarex’s securities on the Nasdaq Global Market.  There can be no assurance that the Nasdaq hearing panel will grant Medarex’s request for continued listing.  Investors are cautioned that all forward-looking statements in this release also involve additional risks and uncertainties associated with Medarex’s business.  These risks and uncertainties include risks associated with product discovery and development, uncertainties related to the outcome of clinical trials, slower than expected rates of patient recruitment, unforeseen safety issues resulting from the administration of antibody products in patients, uncertainties related to product manufacturing as well as risks detailed from time to time in Medarex’s public disclosure filings with the U.S. Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and subsequent Quarterly Reports on Form 10-Q.  There can be no assurance that such development efforts will succeed or that other developed products will receive required regulatory clearance or that, even if such regulatory clearance were received, such products would ultimately achieve commercial success. Copies of Medarex’s public disclosure filings are available from its investor relations department.